UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009
SONOCO PRODUCTS COMPANY
Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
      Item 7.01 Regulation FD Disclosure.
On December 4, 2009, Sonoco Products Company (the “Company”) hosted its annual investor conference in New York City in which it provided an update of its strategic initiatives, outlined financial performance expectations for the fourth quarter and full-year 2009, and shared its financial outlook for 2010. On December 4, 2009, the Company issued a news release communicating the material highlights of the New York presentation. A copy of that release is attached as an exhibit hereto.
Section 9 — Financial Statements and Exhibits
      Item 9.01 Financial Statements and Exhibits.
(d)	Exhibit 99 — Registrant’s news release providing an update on the Company’s strategic initiatives, outlining financial performance expectations for the fourth quarter and full-year 2009, and establishing a financial outlook for 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 4, 2009	By:	/s/ C.J. Hupfer

C.J. Hupfer Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99	Registrant’s news release providing an update on the Company’s strategic initiatives, outlining financial performance expectations for the fourth quarter and full-year 2009, and establishing a financial outlook for 2010.